Inspire Faithward Mid Cap Momentum ESG ETF

GLRY

Inspire Faithward Large Cap Momentum ESG ETF

FEVR

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated March 30, 2022

to the Prospectus and Statement of Additional Information (the “SAI”) dated March 30, 2022

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Important Notice Regarding Change in Investment Objective

Effective until May 29, 2022, the investment objective of Inspire Faithward Mid Cap Momentum ESG ETF will remain as follows:

“The Inspire Faithward Mid Cap Momentum ESG ETF (the “Fund”) seeks to maximize growth and outperform the results (before fees and expenses) of the broader U.S. midcap stock market.”

Effective until May 29, 2022, the investment objective of Inspire Faithward Large Cap Momentum ESG ETF will remain as follows:

“The Inspire Faithward Large Cap Momentum ESG ETF (the “Fund”) seeks to maximize growth with lower volatility than the broader US large cap stock market.”

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated March 30, 2022 and Summary Prospectus dated March 30, 2022, which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.